UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 7, 2003


                             HEALTHSOUTH Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                               1-10315 63-0860407
           (Commission File Number) (IRS Employer Identification No.)


               One HealthSouth Parkway, Birmingham, Alabama 35243
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
              (Registrant's Telephone Number, Including Area Code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective May 7, 2003, the Audit Committee of the Board of Directors of HEALTHSOUTH Corporation engaged PricewaterhouseCoopers LLP as our independent accountants. A copy of the press release announcing the engagement of PricewaterhouseCoopers is filed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

     During the two most recent fiscal years and through the date of this Current Report on Form 8-K, HEALTHSOUTH did not consult PricewaterhouseCoopers regarding either:

     (i) the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to HEALTHSOUTH nor oral advice was provided that PricewaterhouseCoopers concluded was an important factor considered by HEALTHSOUTH in reaching a decision as to the accounting, auditing, or financial reporting issue; or

     (ii) any matter that was either the subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     As previously reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 26, 2003, PricewaterhouseCoopers is providing forensic accounting services to HEALTHSOUTH.


ITEM 7(C).  EXHIBITS.

See Exhibit Index.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHSOUTH CORPORATION


                              By:      /s/ GUY SANSONE
                                       --------------------------------------
                                       Name:  Guy Sansone
                                       Title:  Acting Chief Financial Officer


Dated: May 8, 2003

                                  EXHIBIT INDEX


      Exhibit Number                         Description

      99            Press release of HEALTHSOUTH Corporation, dated May 8, 2003